SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) :MARCH 24, 2004

                           COMMISSION FILE NO. 0-29019


                     INTERACTIVE MARKETING TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEVADA                                     22-3617931
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



            12400 VENTURA BLVD., # 645, STUDIO CITY, CALIFORNIA 91604
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (818) 618-3038
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



                       ----------------------------------
                             FORMER NAME AND ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

For the fiscal year ended February 28, 2001, the firm of Corbin & Wertz ("Corbin") served as the Registrant's auditors. Corbin had served as the Registrant's auditor since April 6, 2001, after succeeding Moore Stephens, P.C. ("Moore"), who had served as the Registrant's auditor since April 7, 1999. Moore audited the Registrant's financial statements for the fiscal year ended February 29, 2000. The change of auditors from Moore to Corbin was previously reported on the Forms 8-K filed with the Commission on April 24, 2001 and February 7, 2001. On January 16, 2002, the Registrant dismissed Corbin as the Registrant's independent auditor and engaged Chisholm & Associates, Certified Public
Accountants ("Chisholm") as the Registrant's new independent auditor. However, Chisholm did not audit any fiscal or interim period or issue a report with respect thereto. The change of auditors from Corbin to Chisholm was previously reported on the Form 10-QSB, Item 5, Other Information, for the quarter ended November 30, 2001, filed with the Commission on January 22, 2002. Effective March 23, 2004, the Board of Directors of the Registrant approved a change of accountants. On that date, management of the Registrant dismissed Chisholm and engaged Malone & Bailey, PLLC of Houston, Texas ("Malone") as its principal independent public accountant to audit its financial statements for the fiscal years ended February 28, 2002 and 2003 and February 29, 2004. Malone is succeeding Chisholm.

Corbin's report on the financial statements of the Registrant for the fiscal year ended February 28, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Registrant's ability to continue as a going concern. The same is true of Moore's report on the financials statements of the Registrant for the fiscal year ended February 29, 2000.

As previously reported on Form 10-QSB, in connection with the audit of the Registrant's fiscal year ended February 28, 2001 and any later interim period, including the interim period up to and including the date the relationship with Corbin ceased, there have been no disagreements with Corbin on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Corbin would have caused Corbin to make reference to the subject matter of the disagreement(s) in connection with its report on the Registrant's financial statements. The same is true of Moore's report on the financials statements of the Registrant for the fiscal year ended February 29, 2000 and any later interim period up to and including the date the relationship with Moore ceased as previously reported on Form 8-K filed with the Commission on February 7, 2001. There were no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K during the fiscal years ended February 28, 2001 and February 29, 2000.

The Company has authorized Chisholm to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Chisholm review the disclosure and Chisholm has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Registrant previously authorized Corbin to respond fully to any inquiries of any new auditors hired by the Registrant relating to their engagement as the Registrant's independent accountant. The Registrant requested that Corbin review the disclosure and Corbin was given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it did not agree with the statements made by the Registrant in the report on Form 10-QSB filed with the Commission on January 22, 2002 . Such letter was filed as an exhibit to such Form 10-QSB.

The Registrant previously authorized Moore to respond fully to any inquiries of any new auditors hired by the Registrant relating to their engagement as the Registrant's independent accountant. The Registrant requested that Moore review the disclosure and Moore was given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it did not agree with the statements made by the Registrant in the report on Form 8-K filed with the Commission on February 7, 2001. Such letter was filed as an exhibit to such Form 8-K.

The Registrant has not previously consulted with Malone regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Registrant and Chisholm, the Registrant's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended February 28, 2001 and any later interim period, including the interim period up to and including the date the relationship with Chisholm ceased. Neither has the Registrant received any written or oral advice concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue. Malone has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant in response to Item 304(a). Malone did not furnish a letter to the Commission.

c)  Exhibits:

16.1   Letter  of  agreement  from  Chisholm  &  Associates,  Certified  Public
       Accountants


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


INTERACTIVE  MARKETING  TECHNOLOGY,  INC.

April  21,  2004

/s/  Martin  Goldrod
--------------------
Martin  Goldrod
Chief  Executive  Officer

Exhibit 16.1

                         CHISHOLM & ASSOCIATES
                      Certifies Public Accountants
A Professional            P.O. Box 540216                Office (801) 292-8756
Corporation       North Salt Lake, Utah 84054-0216       Fax (801) 292-8809



April 16, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Interactive Marketing Technology, Inc. dated April 15, 2004, relating to Chisholm & Associates, Certified Public Accountants.

/s/ Chisholm & Associates
-------------------------
Chisholm & Associates

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